                                  EXHIBIT 99.4

                   United Breweries International (UK) Limited
               December 31, 2000 Consolidated Financial Statements
                                Conversion Table



                   United Breweries International, Ltd. (UBI)
                           Consolidated Balance Sheet
                               December 31, 2000


                                                          (GBP(pound))        Exchange        (US$)
                                                               UBI              Rate           UBI
                                                       ----------------      ----------   -------------
Cash                                                     (pound)139,274          1.4955     $   208,284
Accounts receivable                                           2,812,179          1.4955       4,205,614
Inventory                                                        69,053          1.4955         103,269
Prepaids                                                         24,932          1.4955          37,286
                                                       ----------------                   -------------
     Current assets                                           3,045,438                       4,554,453
                                                       ----------------                   -------------

Property, plant and equipment                                   578,356          1.4955         864,931
                                                       ----------------                   -------------

Intangible assets, net of amortization                           22,401          1.4955          33,501
                                                       ----------------                   -------------

Total assets                                           (pound)3,646,195                     $ 5,452,885
                                                       ================                   =============

Current liabilities
     Bank overdraft                                      (pound)993,870          1.4955     $ 1,486,333
     Accounts payable                                         1,427,112          1.4955       2,134,246
     Income tax payable                                         135,464          1.4955         202,586
     Accruals                                                   445,427          1.4955         666,136
                                                       ----------------                   -------------
Total liabilities                                             3,001,873                       4,489,301
                                                       ----------------                   -------------

Stockholder's Equity
     Common stock                                               100,000          1.4955         149,550
     Currency translation                                             -                          (5,464)
     Retained earnings                                          544,322                         819,498
                                                       ----------------                   -------------
                                                                644,322                         963,584
                                                       ----------------                   -------------

Total stockholder's equity and liabilities             (pound)3,646,195                     $ 5,452,885
                                                       ================                   =============

                   United Breweries International, Ltd. (UBI)
                      Consolidated Statement of Income and
                     Stockholder's Equity December 31, 2000


                                                          (GBP(pound))        Exchange       (US$)
                                                               UBI              Rate          UBI
                                                       ----------------      ----------   ------------

Sales                                                  (pound)8,342,315        1.5156     $ 12,643,613
Cost of goods sold                                            5,423,592        1.5156        8,219,996
                                                       ----------------                   ------------

Gross profit                                                  2,918,723                      4,423,617

Selling and distribution                                      1,851,646        1.5156        2,806,355
General and administrative                                      596,108        1.5156          903,461
                                                       ----------------                   ------------

Net income from operations                                      470,969                        713,801
Other income (expense)
     Provision for litigation                                   (11,584)       1.5156          (17,557)
     Interest expense                                           (54,116)       1.5156          (82,018)
                                                       ----------------                   ------------

Net income before taxes                                         405,269                        614,226

     Provision for income tax                                  (133,426)       1.5156         (202,220)
                                                       ----------------                   ------------

Net income                                               (pound)271,843                   $    412,005

Retained earnings, beginning of year                            272,479        1.4955          407,492
                                                       ----------------                   ------------

Retained earnings, end of year                           (pound)544,322                   $    819,498
                                                       ================                   ============


                   United Breweries International, Ltd. (UBI)
                      Consolidated Statement of Cash Flows
                               December 31, 2000


                                                        (GBP(pound))        Exchange       (US$)
                                                             UBI              Rate          UBI
                                                       --------------      ----------   -----------
Cash flows from operating activities
Net income                                             (pound)271,843        1.5156     $   412,005
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                             238,587        1.5156         361,602
     Gain on sale of assets                                    (2,185)       1.5156          (3,312)
Changes in:
     Accounts receivable                                     (114,876)       1.5156        (174,106)
     Inventory                                                 (5,979)       1.5156          (9,062)
     Accounts payable and accruals                            186,562        1.5156         282,753
                                                       --------------                   -----------
Net cash from operating activities                            573,952                       869,882
                                                       --------------                   -----------

Cash flows from investing activities
     Purchase of property, plant and equipment               (221,700)       1.5156        (336,009)
     Cash received from sale of assets                          3,250        1.5156           4,926
     Cash received from sale of investments                         -        1.5156               -
                                                       --------------                   -----------
                                                             (218,450)                     (331,083)
                                                       --------------                   -----------
Cash flows from financing activities
     Increase in bank overdraft                              (250,073)       1.5156        (379,011)
                                                       --------------                   -----------

Translation adjustment                                              -                        (2,119)
                                                       --------------                   -----------

Net increase in cash                                          105,429                       157,669

Cash beginning of year                                         33,845        1.4955          50,615
                                                       --------------                   -----------

Cash end of year                                       (pound)139,274                   $   208,284
                                                       ==============                   ===========

                   United Breweries International, Ltd. (UBI)
                           Consolidated Balance Sheet
                               December 31, 1999

                                                         (GBP(pound))         Exchange       (US$)
                                                             UBI                Rate          UBI
                                                       ----------------      ----------   ------------
Cash                                                      (pound)33,845        1.6150     $     54,660
Accounts receivable                                           2,700,298        1.6150        4,360,981
Inventory                                                        63,074        1.6150          101,865
Prepaids                                                         21,937        1.6150           35,428
                                                       ----------------                   ------------
     Current assets                                           2,819,154                      4,552,934
                                                       ----------------                   ------------

Property, plant and equipment                                   593,108        1.6150          957,869
                                                       ----------------                   ------------

Intangibles                                                      25,601        1.6150           41,346
                                                       ----------------                   ------------

Total assets                                           (pound)3,437,863                   $  5,552,149
                                                       ================                   ============

Current liabilities
     Bank overdraft                                    (pound)1,243,943        1.6150     $  2,008,968
     Accounts payable                                         1,414,454        1.6150        2,284,343
     Income tax payable                                          69,094        1.6150          111,587
     Accruals                                                   337,893        1.6150          545,697
                                                       ----------------                   ------------
Total liabilities                                             3,065,384                      4,950,595
                                                       ----------------                   ------------

Stockholder's Equity
     Common stock                                               100,000        1.6150          161,500
     Currency translation                                             -                         (3,982)
     Retained earnings                                          272,479                        444,036
                                                       ----------------                   ------------
                                                                372,479                        601,554
                                                       ----------------                   ------------

Total stockholder's equity and liabilities             (pound)3,437,863                   $  5,552,149
                                                       ================                   ============

                   United Breweries International, Ltd. (UBI)
                      Consolidated Statement of Income and
                     Stockholder's Equity December 31, 1999

                                                          (GBP(pound))        Exchange        (US$)
                                                               UBI              Rate           UBI
                                                       ----------------      ----------   -------------
Sales                                                  (pound)7,350,109        1.6172     $  11,886,596
Cost of goods sold                                            4,813,017        1.6172         7,783,611
                                                       ----------------                   -------------

Gross profit                                                  2,537,092                       4,102,985

Selling and distribution                                      1,554,503        1.6172         2,513,942
General and administrative                                      652,055        1.6172         1,054,503
                                                       ----------------                   -------------

Net income from operations                                      330,534                         534,540
Other income (expense)
     Costs relating to litigation                              (125,303)       1.6172          (202,640)
     Disposal of fixed assets                                         -        1.6172                 -
     Other income                                                     -        1.6172                 -
     Interest expense                                           (74,837)       1.6172          (121,026)
                                                       ----------------                   -------------

Net income before taxes                                         130,394                         210,873

     Provision for income tax                                   (63,072)       1.6172          (102,000)
                                                       ----------------                   -------------

Net income before discontinued                                   67,322                         108,873
     operations

Minority interest in discontinued
     operations                                                   3,023        1.6172             4,889
Discountinued operations
     Loss from operations of
     discontinued Soyco, Ltd,                                  (149,967)       1.6172          (242,527)
     Gain on disposal of Soyco, Ltd                           1,889,877        1.6172         3,056,309
                                                       ----------------                   -------------

Net income                                             (pound)1,810,255                   $   2,927,544

Retained earnings, beginning of year                         (1,537,776)       1.6150        (2,483,508)
                                                       ----------------                   -------------

Retained earnings, end of year                           (pound)272,479                   $     444,036
                                                       ================                   =============

                   United Breweries International, Ltd. (UBI)
                      Consolidated Statement of Cash Flows
                               December 31, 1999


                                                          (GBP(pound))        Exchange        (US$)
                                                               UBI              Rate           UBI
                                                       ----------------      ----------     -----------
Cash flows from operating activities
Net income                                             (pound)1,810,255        1.6172       $ 2,927,544
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                               238,515        1.6172           385,726
     Gain on sale of assets                                      (4,241)       1.6172            (6,859)
     Gain on sale of Soyco, Ltd.                             (1,739,310)       1.6172        (2,812,812)
Changes in:
     Accounts receivable                                       (253,078)       1.6172          (409,278)
     Inventory                                                   48,346        1.6172            78,185
     Accounts payable and accruals                             (244,886)       1.6172          (396,030)
                                                       ----------------                     -----------
Net cash from operating activities                             (144,399)                       (233,522)
                                                       ----------------                     -----------

Cash flows from investing activities
     Purchase of property, plant and equipment                 (238,809)       1.6172          (386,202)
     Cash received from sale of assets                           22,065        1.6172            35,684
     Cash received from sale of investments                      50,000        1.6172            80,860
                                                       ----------------                     -----------
                                                               (166,744)                       (269,658)
                                                       ----------------                     -----------
Cash flows from financing activities
     Increase in bank overdraft                                 190,607        1.6172           308,250
                                                       ----------------                     -----------

Translation adjustment                                                -                             266
                                                       ----------------                     -----------

Net decrease in cash                                           (120,536)                       (194,665)

Cash beginning of year                                          154,381        1.6150           249,325
                                                       ----------------                     -----------

Cash end of year                                          (pound)33,845                     $    54,660
                                                       ================                     ===========